SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) September 18, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                  0-10822                   25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
 of incorporation                                        Identification No.)


         300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)





Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
               Biocontrol Technology, Inc. (Nasdaq:BICO) subsidiary Diasense, Inc. today announced that it continues to receive orders for the Diasensor 1000 from its European distributor, EuroSurgical, LTD. Three additional orders for immediate shipment have recently been received, bringing the total sales to seven. Thus far, the devices, which sell for US$9,000, have been sold in the UK, Germany, and Portugal. EuroSurgical has an agreement for exclusive marketing rights in the United Kingdom but can also sell outside the UK.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable.

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               Not Applicable.

          (b)  Pro Forma Financial Information
               Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  September 18, 1998
BIOCONTROL TECHNOLOGY, INC.
2275 Swallow Hill Road, Building 2500
Pittsburgh, PA 15220


   Investors                                   Media
   Diane McQuaide                              Susan Taylor
   1.412.429.0673 phone                        1.412.279.9455 phone
   1.412.279.9690 fax                          1.412.279.9447 fax


     BIOCONTROL SUBSIDIARY,  DIASENSE, INC., CONTINUES DIASENSOR
                                 SALES

      Pittsburgh, PA - September 18, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) subsidiary Diasense, Inc. today announced that it continues to receive orders for the Diasensor1000 from its European distributor, EuroSurgical, Ltd. Three additional orders for  immediate shipment have recently been received, bringing the total sales to seven. Thus far, the devices, which sell for US$9,000, have been sold in the UK, Germany, and Portugal.
      In order to assure the best service possible of these initial devices, the first noninvasive glucose sensors ever available to diabetics, EuroSurgical is proceeding conservatively but  reports that inquiries regarding the Diasensor 1000 continue
to   increase.   EuroSurgical  has  an  agreement  for  exclusive
marketing rights in the United Kingdom but can also sell  outside the UK.
     The Diasensor 1000 received European marketing approval just two months ago.
     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.
Also  located  in  Pittsburgh, PA, Diasense is  a  subsidiary  of
Biocontrol   Technology  and  owns  the  patent,  marketing   and
distribution rights to the sensor. Biocontrol has the exclusive rights to the research and development and manufacturing of the Sensor.

   This press release contains forward looking statements and shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.